UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

Managers AMG Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: October 31

Date of reporting period:	November 1, 2011 – October 31, 2012
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

Managers AMG Funds

Annual Report — October 31, 2012

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Trilogy Global Equity Fund	5

Trilogy Emerging Markets Equity Fund	12

Trilogy International Small Cap Fund	19

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two fiscal periods

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	37
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

TRUSTEES AND OFFICERS	44

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS	45

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group LLC (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). In this role, we perform many activities to monitor the ongoing investment, compliance and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results and market outlook.

Global equity markets posted significant gains in the final months of 2011, in contrast to the earlier losses that made for a frustrating year for equity investors. Although the MSCI ACWI posted a significant gain in the fourth quarter, it posted a negative total return for 2011. Emerging Market equities were particularly weak in 2011 relative to developed markets, while many European and Asian markets also posted steep declines. In contrast, the U.S. equity market managed to decouple from much of the trouble overseas and post marginally positive returns for 2011. During the first quarter of 2012, global equity markets continued to perform well as developed markets, and to an even greater extent emerging markets, posted robust total returns in most major currencies. Numerous factors contributed to the gains, including generally positive economic data, supportive central banks and widespread relief that Europe’s debt crisis was not spiraling out of control. Changing direction in the second quarter, global equity markets gave back a significant portion of the gains they had posted during the first quarter in response to a flare up of Europe’s ongoing debt crisis and a steady flow of disappointing economic reports. Additionally, government bond yields in many nations fell to multi-decade lows during the quarter, even as bond yields in key peripheral European nations like Spain and Italy surged to punishingly high levels. Finally, global equity markets staged a recovery in the third quarter of 2012 despite a continued flow of weak economic reports. Worries about a slowdown in global growth have been offset by supportive policy measures, and that might as well be a summary of the entire year as well. A year marked by sluggish global growth and ongoing concerns about Europe’s debt crisis has so far seen decent global stock market returns. Apparently, market participants have been willing to look through the relatively disappointing global economic data and focus on the positive implications for future growth associated with receding inflation pressures and supportive central bank policies.

After starting the year on a relatively strong note, global economic growth has disappointed in recent months. J.P. Morgan’s global GDP tracking exercise puts third quarter 2012 global real GDP growth at an expansion-low of 1.7%, which marks a substantial deceleration from estimated global growth of 3% in the first quarter of this year. Evidence of weaker business spending in China and Japan has been the key source of recent downward revisions to the global outlook, which had already factored in ongoing recession in Europe and lackluster growth in the US and many emerging market nations.

Meanwhile, Emerging Market equities were particularly weak for all of 2011 relative to developed markets, while many European and Asian markets also posted steep declines. In contrast, the U.S. equity market managed to decouple from much of the trouble overseas and post marginally positive returns. During the first quarter of 2012, global equity markets performed well as developed markets, and to an even greater extent emerging markets, posted robust total returns in most major currencies. Numerous factors contributed to the gains, including generally positive economic data, supportive central banks and widespread relief that Europe’s

Letter to Shareholders (continued)

debt crisis was not spiraling out of control. Changing directions in the second quarter, emerging markets gave back most of the gains they had posted during the first quarter in response to a flare up of Europe’s ongoing debt crisis and a steady flow of disappointing economic reports. Additionally, government bond yields in many nations fell to multi-decade lows during the quarter, even as bond yields in key peripheral European nations like Spain and Italy surged to punishingly high levels. Finally, Emerging Market equities staged a recovery in the third quarter of 2012 despite a continued flow of weak economic reports. Worries about a slowdown in global growth have been offset by supportive policy measures, and that might as well be a summary of the entire year as well. A year marked by sluggish global growth and ongoing concerns about Europe’s debt crisis has so far seen decent global stock market returns. Apparently, market participants have been willing to look through the relatively disappointing global economic data and focus on the positive implications for future growth associated with receding inflation pressures and supportive central bank policies.

Against this backdrop, for the twelve-month period ending October 31, 2012, the three Trilogy Funds generated mixed results relative to their respective benchmarks. Trilogy Global Equity Fund (Service Class shares) returned 8.91%, compared to 9.45% for the benchmark MSCI World Index. The Trilogy Emerging Markets Equity Fund (Institutional Class shares) returned (0.20)%, compared to a return of 2.63% for its benchmark, the MSCI Emerging Markets Index. Finally, the Trilogy International Small Cap Fund (Institutional Class shares) returned 11.39%, compared with 4.63% for its benchmark, the MSCI All Country World ex-United States Small Cap Index (ACWIxUS SC).

Periods Ended 10/31/2012	One Year	Since Inception	Inception Date
Trilogy Global Equity Fund
Investor Class	—	(2.59)%	03/01/12
Service Class	8.91%	(1.06)%	03/01/11
Institutional Class	8.76%	(1.08)%	03/01/11
MSCI World Index	9.45%	0.11%

Trilogy Emerging Markets Equity Fund
Investor Class	—	(8.24)%	03/01/12
Service Class	(0.33)%	(8.70)%	03/01/11
Institutional Class	(0.20)%	(8.62)%	03/01/11
MSCI Emerging Markets Index	2.63%	(3.50)%

Trilogy International Small Cap Equity Fund
Investor Class	11.13%	(4.00)%	07/15/11
Service Class	11.23%	(4.47)%	03/01/11
Institutional Class	11.39%	(4.39)%	03/01/11
MSCI All Country World Index ex-US Small Cap	4.63%	(5.32)%

Performance for all share classes and detailed Fund positioning reviews are included within this report.

For the one-year period ending October 31, 2012, the Trilogy Global Equity Fund (Service Class shares) returned 8.91% compared to 9.45% for the MSCI World Index. The Fund modestly lagged its benchmark due to the Portfolio’s health care, energy and consumer discretionary holdings. The underweight allocation to the health care sector also detracted from performance. Geographically, stock selection in continental Europe, particularly France and Italy, as well as Japan and the United Kingdom had a positive relative impact on performance. Also, an underweight allocation to Canada and an overweight allocation to continental Europe contributed to positive relative performance. Offsetting these positives was the relative underperformance of holdings, as well as the underweight position, in the United States. Stock selection in Asia ex-Japan and the Fund’s exposure to Emerging Markets also detracted from performance.

Letter to Shareholders (continued)

For the one-year period ending October 31, 2012, the Trilogy Emerging Markets Equity Fund (Institutional Class shares) returned (0.20)% compared to 2.63% for the MSCI Emerging Markets Index. The Fund underperformed due to the relative underperformance of the Portfolio’s consumer discretionary, consumer staples and energy holdings as well as underweight allocations to the consumer staples sector and the overweight allocation to the consumer discretionary sector. Geographically, the underweight allocation to Latin America helped performance, while holdings in Asia, particularly China, detracted the most from performance.

For the one-year period ending October 31, 2012, the Trilogy International Small Cap Fund (Institutional Class shares) returned 11.39%, compared to 4.63% for the MSCI ACWIxUS SC. The Fund outperformed due to Portfolio holdings in the industrials, financials, information technology, consumer staples, health care, and energy sectors added the most relative value. Overweight allocations to the consumer staples and health care sectors and an underweight allocation to the materials sector also helped performance. The only sector to detract from performance was consumer discretionary.

The key question is whether rather aggressive counter-measures from economic policymakers will be able to generate a reacceleration of global growth in 2013, especially as key uncertainties remain regarding the “fiscal cliff” in the U.S., Europe’s ongoing sovereign debt crisis, and the uncertain depth and duration of China’s slowdown. The ISI research group has counted 269 announcements around the world over the past year of economic stimulus measures, which gives some indication of why equity market participants may be looking through current weakness to economic recovery in 2013. Beyond the impressive quantity of stimulus announcements was the game-changing quality of measures from key players like the European Central Bank (ECB) and the Federal Reserve (the Fed. This includes Mario Draghi’s “whatever it takes to save the euro” rhetoric as well as the Fed’s decision to expand its balance sheet more aggressively until the labor market improves “substantially.” It now looks possible that the Bank of Japan will soon move to a 2% inflation target supported by more aggressive quantitative easing, which would be a marked departure from more cautious policies that Japan has pursued for decades. We are of the view that the combined effect of such measures will achieve more traction than is generally anticipated, especially with respect to restoring some measure of growth to the Euro Area.

The following report covers the one-year period ended October 31, 2012. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2012	Expense Ratio for the Period	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Expenses Paid During the Period*
Trilogy Global Equity Fund
Investor Class Shares**
Based on Actual Fund Return	1.03%	$1,000	$996	$5.17
Hypothetical (5% return before expenses)	1.03%	$1,000	$1,020	$5.23

Service Class Shares
Based on Actual Fund Return	0.94%	$1,000	$997	$4.72
Hypothetical (5% return before expenses)	0.94%	$1,000	$1,020	$4.77

Institutional Class Shares
Based on Actual Fund Return	0.76%	$1,000	$998	$3.82
Hypothetical (5% return before expenses)	0.76%	$1,000	$1,021	$3.86

Trilogy Emerging Markets Equity Fund
Investor Class Shares**
Based on Actual Fund Return	1.30%	$1,000	$971	$6.44
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.60

Service Class Shares
Based on Actual Fund Return	1.25%	$1,000	$971	$6.19
Hypothetical (5% return before expenses)	1.25%	$1,000	$1,019	$6.34

Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$972	$5.20
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33

Trilogy International Small Cap Fund
Investor Class Shares
Based on Actual Fund Return	1.35%	$1,000	$984	$6.73
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.85

Service Class Shares
Based on Actual Fund Return	1.30%	$1,000	$985	$6.49
Hypothetical (5% return before expenses)	1.30%	$1,000	$1,019	$6.60

Institutional Class Shares
Based on Actual Fund Return	1.10%	$1,000	$985	$5.49
Hypothetical (5% return before expenses)	1.10%	$1,000	$1,020	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 366.
**	Commenced operations March 1, 2012.

Trilogy Global Equity Fund

Investment Manager’s Comments

The Year In Review

For the twelve months ending October 31, 2012, the Trilogy Global Equity Fund (Service Class shares) (the “Fund”) returned 8.91%, underperforming the MSCI World Index (“MSCI ACWI”), which returned 9.45%.

Global equity markets posted significant gains in the final months of 2011, in contrast to the earlier losses that made for a frustrating year for equity investors. Although the MSCI ACWI posted a significant gain in the fourth quarter, it posted a negative total return for 2011. Emerging Market equities were particularly weak in 2011 relative to developed markets, while many European and Asian markets also posted steep declines. In contrast, the U.S. equity market managed to decouple from much of the trouble overseas and post marginally positive returns for 2011. During the first quarter of 2012, global equity markets continued to perform well as developed markets and to an even greater extent, emerging markets posted robust total returns in most major currencies. Numerous factors contributed to the gains, including generally positive economic data, supportive central banks, and widespread relief that Europe’s debt crisis was not spiraling out of control. Changing direction in the second quarter, global equity markets gave back a significant portion of the gains they had posted during the first quarter in response to a flare up of Europe’s ongoing debt crisis and a steady flow of disappointing economic reports. Additionally, government bond yields in many nations fell to multi-decade lows during the quarter, even as bond yields in key peripheral European nations like Spain and Italy surged to punishingly high levels. Finally, global equity markets staged a recovery in the third quarter of 2012 despite a continued flow of weak economic reports. Worries about a slowdown in global growth have been offset by supportive policy measures and that might as well be a summary of the entire year as well. A year marked by sluggish global growth and ongoing concerns about Europe’s debt crisis has so far seen decent global stock market returns. Apparently, market participants have been willing to look through the relatively disappointing global economic data and focus on the positive implications for future growth associated with receding inflation pressures and supportive central bank policies.

After starting the year on a relatively strong note, global economic growth has disappointed in recent months. J.P. Morgan’s global GDP tracking exercise puts third quarter 2012 global real GDP growth at an expansion-low of 1.7%, which marks a substantial deceleration from estimated global growth of 3% in the first quarter of this year. Evidence of weaker business spending in China and Japan has been the key source of recent downward revisions to the global outlook, which had already factored in ongoing recession in Europe and lackluster growth in the U.S. and many emerging market nations.

During the period, Portfolio holdings in the materials, industrial, information technology, utilities and financials sectors added the most value as did an underweight allocation to the materials sector. Offsetting these positives was the relative underperformance of the Portfolio’s health care, energy and consumer discretionary holdings. The underweight allocation to the health care sector also detracted from performance. Geographically, stock selection in continental Europe, particularly France and Italy, as well as Japan and the United Kingdom had a positive relative impact on performance. Also, an underweight allocation to Canada and an overweight allocation to continental Europe contributed to positive relative performance. Offsetting these positives was the relative underperformance of holdings as well as the underweight position in the United States. Stock selection in Asia ex-Japan and our exposure to Emerging Markets also detracted from performance.

The key question is whether rather aggressive counter-measures from economic policymakers will be able to generate a reacceleration of global growth in 2013, especially as key uncertainties remain regarding the “fiscal cliff” in the U.S., Europe’s ongoing sovereign debt crisis, and the uncertain depth and duration of China’s slowdown. The ISI research group has counted 269 announcements around the world over the past year of economic stimulus measures, which gives some indication of why equity market participants may be looking through current weakness to economic recovery in 2013. Beyond the impressive quantity of stimulus announcements was the game-changing quality of measures from key players like the European Central Bank (ECB) and the Federal Reserve (the Fed). This includes Mario Draghi’s “whatever it takes to save the euro” rhetoric as well as the Fed’s decision to expand its balance sheet more aggressively until the labor market improves “substantially.” It now looks possible that the Bank of Japan will soon move to a 2% inflation target supported by more aggressive quantitative easing, which would be a marked departure from more cautious policies that Japan has pursued for decades.

We are of the view that the combined effect of such measures will achieve more traction than is generally anticipated, especially with respect to restoring some measure of growth to the Euro Area. We find it remarkable, for example, that the Bloomberg Euro Area Financial Conditions Index has improved by five standard deviations over the past year, which has fully reversed the sharp deterioration of that index seen in 2011. In contrast, according to Bloomberg’s survey of 46 economists, consensus expectations for Euro Area economic growth for 2013 have been steadily revised downward this year despite the major improvement in financial conditions. A similar observation can be made about U.S. growth expectations, since Bloomberg’s U.S. Financial Conditions Index has improved by 2.4 standard deviations over the past year while expectations for U.S. economic growth for 2013 have been steadily revised downward. Our research suggests that financial conditions indexes are reasonably good leading indicators of economic activity with a lead time of around six months, so we would not be surprised to see better-than-expected growth materialize in coming quarters in response to the marked improvement in financial conditions seen in both Europe and the U.S. If we are correct, this should be constructive for global equity markets in general and for cyclical sectors within equity markets, which generally are trading at a significant discount to defensive sectors in both developed and emerging markets.

With respect to the Fund’s structure, exposure to the information technology, consumer discretionary, and financial sectors increased during the year with corresponding decreases to the industrials, energy, health care and telecommunication services sectors. On a regional basis, exposure to continental Europe increased while the Portfolio’s allocation to the United States and Asia decreased during the period. At the close of the period, the Portfolio had overweight positions in the information technology, consumer discretionary and

Trilogy Global Equity Fund

Investment Manager’s Comments (continued)

financial sectors and underweight positions in the health care, telecommunication services, materials, consumer staples and utilities sectors relative to the benchmark. Geographically, at the close of the period, the Portfolio had exposures of 44% in the United States, 26% in continental Europe, 12% in the United Kingdom, 8% in Japan, 9% in Emerging Markets and 1% in Asia ex-Japan.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2012 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Global Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy Global Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

Trilogy Global Equity Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy Global Equity Fund and the MSCI World Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Trilogy Global Equity Fund [2,3]
Investor Class	—	(2.59)%	03/01/12
Service Class	8.91%	(1.06)%	03/01/11
Institutional Class	8.76%	(1.08)%	03/01/11
MSCI World Index[4,5]	9.45%	0.11%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars($).
[2]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.
[3]	Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.
[4]	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Unlike the Fund, the MSCI World Index is unmanaged, is not available for investment, and does not incur expenses.
[5]

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

Trilogy Global Equity Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Trilogy Global Equity Fund**	MSCI World Index
Information Technology	18.9%	12.0%
Financials	18.7%	19.7%
Consumer Discretionary	15.0%	10.8%
Energy	10.0%	10.7%
Industrials	9.4%	10.8%
Consumer Staples	8.4%	10.9%
Health Care	5.5%	10.7%
Materials	4.7%	6.9%
Utilities	1.8%	3.6%
Telecommunication Services	0.8%	3.9%
Other Equities	1.7%	0.0%
Other Assets and Liabilities	5.1%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Google, Inc., Class A*	3.9%
Apple, Inc.*	2.4
Microsoft Corp.*	2.3
SAP AG*	1.9
Societe Generale SA	1.7
Wells Fargo & Co.*	1.7
British American Tobacco PLC*	1.6
JPMorgan Chase & Co.	1.6
priceline.com, Inc.	1.5
Jeronimo Martins SGPS, S.A.	1.5

Top Ten as a Group	20.1%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Trilogy Global Equity Fund

Fund Snapshots

October 31, 2012 (continued)

Summary of Investments by Country (unaudited)

Country	Trilogy Global Equity Fund*	MSCI World Index
Australia	0.0%	3.7%
Austria	0.0%	0.1%
Belgium	1.3%	0.5%
Bermuda	0.5%	0.2%
Brazil	0.6%	0.0%
Canada	0.5%	5.0%
Cayman Islands	0.4%	0.1%
China	2.1%	0.0%
Denmark	0.6%	0.5%
Finland	0.0%	0.3%
France	5.4%	3.7%
Germany	4.0%	3.6%
Hong Kong	1.2%	1.1%
India	0.6%	0.0%
Ireland	2.0%	0.1%
Israel	1.1%	0.3%
Italy	1.6%	0.9%
Japan	7.5%	8.1%
Jersey, Channel Islands	0.0%	0.4%
Luxembourg	0.0%	0.2%
Netherlands	0.0%	1.2%
New Zealand	0.0%	0.1%
Norway	0.0%	0.3%
Portugal	1.5%	0.1%
Russia	1.0%	0.0%
Singapore	0.0%	0.7%
South Korea	1.8%	0.0%
Spain	0.0%	1.2%
Supranational & Other	0.0%	0.1%
Sweden	1.6%	1.3%
Switzerland	6.7%	3.6%
Taiwan	0.6%	0.0%
Turkey	0.4%	0.0%
United Kingdom	9.9%	9.2%
United States	47.1%	53.4%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2012

Trilogy Global Equity Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value
Common Stocks - 93.2%
Consumer Discretionary - 15.0%
ABC-Mart, Inc. (Japan)	14,600	$640,307
Bed Bath & Beyond, Inc. (United States)*	5,400	311,472
Carnival PLC (United Kingdom)	9,402	374,508
Chipotle Mexican Grill, Inc. (United States)*	1,100	279,983
Ctrip.com International, Ltd., ADR (China)*	22,623	452,686
Daimler AG (Germany)	10,819	506,812
Eutelsat Communications SA (France)	13,877	444,351
Hennes & Mauritz AB, B Shares (Sweden)	22,644	767,778
Honda Motor Co., Ltd. (Japan)	31,500	946,992
Hyatt Hotels Corp., Class A (United States)*	8,100	295,650
Hyundai Motor Co. (South Korea)	2,310	474,748
Lennar Corp., Class A (United States)	10,840	406,175
Li & Fung, Ltd. (Hong Kong)	233,000	388,682
Lululemon Athletica, Inc. (Canada)*	5,700	393,357
McDonald’s Corp. (United States)	4,700	407,960
NIKE, Inc., Class B (United States)	3,479	317,911
Nitori Holdings Co., Ltd. (Japan)	3,124	255,116
priceline.com, Inc. (United States)*	1,840	1,055,737
Publicis Groupe SA (France)	10,121	545,494
Start Today Co., Ltd. (Japan)	13,800	151,216
Toyota Motor Corp. (Japan)	8,771	338,185
Urban Outfitters, Inc. (United States)*	23,969	857,131
Walt Disney Co., The (United States)	6,278	308,062
Total Consumer Discretionary		10,920,313
Consumer Staples - 8.4%
Anheuser-Busch InBev N.V. (Belgium)	10,887	910,487
British American Tobacco PLC (United Kingdom)	23,096	1,145,561
Carlsberg A/S, Class B (Denmark)	4,692	405,005
Herbalife, Ltd. (Cayman Islands)	6,900	354,315
Japan Tobacco, Inc. (Japan)	13,000	359,479
Jeronimo Martins SGPS, S.A. (Portugal)	60,289	1,055,418
Monster Beverage Corp. (United States)*	6,619	295,671
PepsiCo, Inc. (United States)	6,193	428,803
Philip Morris International, Inc. (United States)	7,711	682,886
TESCO PLC (United Kingdom)	84,423	436,845
Total Consumer Staples		6,074,470
Energy - 10.0%
Apache Corp. (United States)	12,311	1,018,735
BG Group PLC (United Kingdom)	51,617	958,375
Ensco PLC, Class A (United Kingdom)	6,047	349,638
Gazprom OAO, Sponsored ADR (Russia)	36,040	331,027

	Shares	Value
Helmerich & Payne, Inc. (United States)	6,400	$305,920
Inpex Corp. (Japan)	50	284,843
Noble Energy, Inc. (United States)	4,795	455,573
Occidental Petroleum Corp. (United States)	5,920	467,443
Pioneer Natural Resources Co. (United States)	2,500	264,125
Schlumberger, Ltd. (United States)	14,612	1,015,972
Superior Energy Services, Inc. (United States)*	10,100	205,333
Total SA (France)	11,532	580,866
Transocean, Ltd. (Switzerland)	22,837	1,043,423
Total Energy		7,281,273
Financials - 18.7%
Akbank T.A.S. (Turkey)	70,761	341,421
Allianz SE (Germany)	5,182	643,733
Banco Bradesco, S.A., ADR (Brazil)	29,855	467,529
Blackstone Group, L.P., The (United States)	27,600	423,936
BNP Paribas SA (France)	8,380	422,727
Credit Suisse Group AG (Switzerland)	45,377	1,055,259
Goldman Sachs Group, Inc., The (United States)	5,790	708,638
HSBC Holdings PLC (United Kingdom)	53,494	527,417
Industrial & Commercial Bank of China, Ltd., Class H (China)	1,080,000	711,179
Intesa Sanpaolo S.p.A (Italy)	234,922	378,433
JPMorgan Chase & Co. (United States)	27,315	1,138,489
Lincoln National Corp. (United States)	16,800	416,472
MetLife, Inc. (United States)	19,900	706,251
Prudential PLC (United Kingdom)	68,853	945,607
Sberbank of Russia, Sponsored ADR (Russia)	31,294	370,066
Schroders PLC (United Kingdom)	18,890	466,117
Societe Generale SA (France)*	39,609	1,263,209
Sony Financial Holdings, Inc. (Japan)	20,480	365,213
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,481	931,408
Wells Fargo & Co. (United States)	37,489	1,263,004
Total Financials		13,546,108
Health Care - 5.5%
Agilent Technologies, Inc. (United States)	27,434	987,350
Express Scripts Holding Co. (United States)*	6,879	423,334
Fresenius SE & Co. KGaA (Germany)	2,705	308,439
Mettler-Toledo International, Inc. (United States)*	1,910	323,497
Sanofi (France)	7,658	672,579
Sonova Holding AG (Switzerland)	9,397	946,245

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 5.5% (continued)
St Jude Medical, Inc. (United States)	8,200	$313,732
Total Health Care		3,975,176
Industrials - 9.4%
Assa Abloy AB, Class B (Sweden)	11,307	376,701
Delta Air Lines, Inc. (United States)*	24,261	233,633
FANUC Corp. (Japan)	4,680	745,598
Fiat Industrial S.p.A. (Italy)	48,946	530,522
G4S PLC (United Kingdom)	127,470	536,473
Hutchison Whampoa, Ltd. (Hong Kong)	49,597	485,876
Kuehne + Nagel International AG (Switzerland)	4,179	488,873
Michael Page International PLC (United Kingdom)	77,700	453,493
Prysmian S.p.A. (Italy)	11,990	231,177
Ryanair Holdings PLC, Sponsored ADR (Ireland)*	31,683	1,021,777
Union Pacific Corp. (United States)	2,410	296,502
United Continental Holdings, Inc. (United States)*	22,333	429,017
United Parcel Service, Inc., Class B (United States)	4,500	329,625
Wolseley PLC (Switzerland)	15,746	690,268
Total Industrials		6,849,535
Information Technology - 18.9%
Apple, Inc. (United States)	2,933	1,745,428
Baidu, Inc., Sponsored ADR (China)*	3,200	341,184
Broadcom Corp., Class A (United States)	9,600	302,736
Check Point Software Technologies, Ltd. (Israel)*	10,363	461,464
Citrix Systems, Inc. (United States)*	6,010	371,478
Cognizant Technology Solutions Corp., Class A (United States)*	8,900	593,185
eBay, Inc. (United States)*	6,352	306,738
Google, Inc., Class A (United States)*	4,139	2,813,568
Infosys, Ltd., Sponsored ADR (India)	9,210	399,898
Marvell Technology Group, Ltd. (Bermuda)	42,629	336,343
Microsoft Corp. (United States)	59,163	1,688,216
ON Semiconductor Corp. (United States)*	58,960	362,604
QUALCOMM, Inc. (United States)	6,500	380,738
Samsung Electronics Co., Ltd., GDR (South Korea)	1,433	868,397
SanDisk Corp. (United States)*	11,614	485,001

	Shares	Value
SAP AG (Germany)	19,405	$1,415,064
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	28,648	455,503
Toshiba Corp. (Japan)	115,700	429,905
Total Information Technology		13,757,450
Materials - 4.7%
BHP Billiton PLC (United Kingdom)	14,702	471,221
CRH PLC (Ireland)	22,618	421,936
Israel Chemicals, Ltd. (Israel)	26,621	333,045
Monsanto Co. (United States)	8,000	688,560
Newmont Mining Corp. (United States)	7,600	414,580
Praxair, Inc. (United States)	4,000	424,840
Syngenta AG (Switzerland)	1,000	389,890
Xstrata PLC (Switzerland)	17,960	284,513
Total Materials		3,428,585
Telecommunication Services - 0.8%
Vodafone Group PLC (United Kingdom)	212,604	577,360
Utilities - 1.8%
AES Corp., The (United States)	39,491	412,681
ITC Holdings Corp. (United States)	6,000	477,720
NRG Energy, Inc. (United States)	18,392	396,532
Total Utilities		1,286,933
Total Common Stocks (cost $66,005,808)		67,697,203
Exchange Traded Notes - 0.6%
iPath MSCI India Index ETN (United States)* (cost $416,489)	7,540	425,860
Warrants - 1.1%
Bharti Airtel, Ltd., (United States)*	59,813	299,364
Housing Development Finance Corp., (United States)*	34,770	490,257
Total Warrants (cost $794,227)		789,621
Other Investment Companies - 5.3%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07% (cost $3,837,331)	3,837,331	3,837,331
Total Investments - 100.2% (cost $71,053,855)		72,750,015
Other Assets, less Liabilities - (0.2)%		(154,829)
Net Assets - 100.0%		$72,595,186

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments

The Year In Review

For the twelve months ending October 31, 2012, the Trilogy Emerging Markets Equity Fund (Institutional Class shares) (the “Fund”) returned (0.20)%, underperforming the MSCI Emerging Markets Index (“MSCI EM”), which returned 2.63%.

The MSCI EM posted a significant gain in the final months of 2011, in contrast to earlier losses that made for a frustrating year for equity investors. Emerging Market equities were particularly weak for all of 2011 relative to developed markets, while many European and Asian markets also posted steep declines. In contrast, the U.S. equity market managed to decouple from much of the trouble overseas and post marginally positive returns. During the first quarter of 2012, global equity markets performed well as developed markets and to an even greater extent, emerging markets posted robust total returns in most major currencies. Numerous factors contributed to the gains, including generally positive economic data, supportive central banks, and widespread relief that Europe’s debt crisis was not spiraling out of control. Changing directions in the second quarter, emerging markets gave back most of the gains they had posted during the first quarter in response to a flare up of Europe’s ongoing debt crisis and a steady flow of disappointing economic reports. Additionally, government bond yields in many nations fell to multi-decade lows during the quarter, even as bond yields in key peripheral European nations like Spain and Italy surged to punishingly high levels. Finally, Emerging Market equities staged a recovery in the third quarter of 2012 despite a continued flow of weak economic reports. Worries about a slowdown in global growth have been offset by supportive policy measures and that might as well be a summary of the entire year as well. A year marked by sluggish global growth and ongoing concerns about Europe’s debt crisis has so far seen decent global stock market returns. Apparently, market participants have been willing to look through the relatively disappointing global economic data and focus on the positive implications for future growth associated with receding inflation pressures and supportive central bank policies.

After starting the year on a relatively strong note, global economic growth has disappointed in recent months. J.P. Morgan’s global GDP tracking exercise puts third quarter 2012 global real GDP growth at an expansion-low of 1.7%, which marks a substantial deceleration from estimated global growth of 3% in the first quarter of this year. Evidence of weaker business spending in China and Japan has been the key source of recent downward revisions to the global outlook, which had already factored in ongoing recession in Europe and lackluster growth in the U.S. and many emerging market nations.

During the period, Portfolio holdings in the industrials and financials sectors added relative value. An overweight allocation to the health care sector and an underweight allocation to the materials sector also added relative value. Offsetting these positives was the relative underperformance of the Portfolio’s consumer discretionary, consumer staples and energy holdings as well as underweight allocations to the consumer staples sector and the overweight allocation to the consumer discretionary sector. Geographically, the underweight allocation to Latin America helped performance while holdings in Asia, particularly China, detracted the most from performance.

The key question is whether rather aggressive counter-measures from economic policymakers will be able to generate a reacceleration of global growth in 2013, especially as key uncertainties remain regarding the “fiscal cliff” in the U.S., Europe’s ongoing sovereign debt crisis and the uncertain depth and duration of China’s slowdown. The ISI research group has counted 269 announcements around the world over the past year of economic stimulus measures, which gives some indication of why equity market participants may be looking through current weakness to economic recovery in 2013. Beyond the impressive quantity of stimulus announcements was the game-changing quality of measures from key players like the European Central Bank (ECB) and the Federal Reserve (the Fed). This includes Mario Draghi’s “whatever it takes to save the euro” rhetoric as well as the Fed’s decision to expand its balance sheet more aggressively until the labor market improves “substantially.” It now looks possible that the Bank of Japan will soon move to a 2% inflation target supported by more aggressive quantitative easing, which would be a marked departure from more cautious policies that Japan has pursued for decades.

We are of the view that the combined effect of such measures will achieve more traction than is generally anticipated, especially with respect to restoring some measure of growth to the Euro Area. We find it remarkable, for example, that the Bloomberg Euro Area Financial Conditions Index has improved by five standard deviations over the past year, which has fully reversed the sharp deterioration of that index seen in 2011. In contrast, according to Bloomberg’s survey of 46 economists, consensus expectations for Euro Area economic growth for 2013 have been steadily revised downward this year despite the major improvement in financial conditions. A similar observation can be made about U.S. growth expectations, since Bloomberg’s U.S. Financial Conditions Index has improved by 2.4 standard deviations over the past year while expectations for U.S. economic growth for 2013 have been steadily revised downward. Our research suggests that financial conditions indexes are reasonably good leading indicators of economic activity with a lead time of around six months, so we would not be surprised to see better-than-expected growth materialize in coming quarters in response to the marked improvement in financial conditions seen in both Europe and the U.S. If we are correct, this should be constructive for global equity markets in general and for cyclical sectors within equity markets, which generally are trading at a significant discount to defensive sectors in both developed and emerging markets.

With respect to the Portfolio’s structure, trading activity during the quarter resulted in increased exposure to the consumer discretionary, consumer staples, health care, information technology, and telecommunication services sectors and decreased exposure to the energy, financial, materials and utilities sectors. From a regional perspective, exposure to Europe, the Middle East and Africa (EMEA) and Asia increased for the quarter while exposure to Latin America decreased. At the close of the period, the Portfolio had overweight positions in the consumer discretionary and information technology sectors and underweight positions in the telecommunication services, utilities, consumer staples, industrials, and energy sectors relative to MSCI EM. Geographically, at the

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

close of the period, the Portfolio had exposures of 55% in Asia, 27% in EMEA and 17% in Latin America. The Portfolio also has a weight in Portugal of 1%.

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2012 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Emerging Markets Equity Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy Emerging Markets Equity Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI EM Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

Trilogy Emerging Markets Equity Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy Emerging Markets Equity Fund and the MSCI EM Index for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
Trilogy Emerging Markets Equity Fund [2,3,4]
Investor Class	—	(8.24)%	03/01/12
Service Class	(0.33)%	(8.70)%	03/01/11
Institutional Class	(0.20)%	(8.62)%	03/01/11
MSCI Emerging Markets Index[5,6]	2.63%	(3.50)%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.
[5]

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses.

[6]

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured nor bank guaranteed. May lose value.

14

Trilogy Emerging Markets Equity Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Trilogy Emerging Markets Equity Fund**	MSCI Emerging Markets Index
Financials	25.1%	25.5%
Information Technology	17.5%	13.7%
Consumer Discretionary	16.8%	8.0%
Energy	10.5%	13.0%
Materials	9.6%	11.9%
Consumer Staples	5.9%	8.6%
Telecommunication Services	3.8%	8.0%
Industrials	3.5%	6.4%
Health Care	2.8%	1.3%
Utilities	0.9%	3.6%
Other Assets and Liabilities	3.6%	0.0%

**	As a percentage of net assets.

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
Samsung Electronics Co., Ltd.*	4.0%
Hyundai Motor Co.*	3.7
Naspers, Ltd., N Shares*	3.5
Taiwan Semiconductor Manufacturing Co., Ltd.*	2.7
Baidu, Inc.	2.6
China Shenhua Energy Co., Ltd., Class H*	2.4
Sberbank of Russia	1.9
Grupo Mexico, S.A.B. de C.V., Series B	1.6
E-Mart Co., Ltd.*	1.6
Jeronimo Martins SGPS, S.A.	1.5

Top Ten as a Group	25.5%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Funds portfolio of investments by the time you receive this report.

Trilogy Emerging Markets Equity Fund

Fund Snapshots

October 31, 2012 (continued)

Summary of Investments by Country (unaudited)

Country	Trilogy Emerging Markets Equity Fund*	MSCI Emerging Markets Index
Bermuda	0.0%	0.6%
Brazil	10.3%	12.5%
Canada	0.4%	0.0%
Cayman Islands	0.9%	3.3%
Chile	0.3%	1.9%
China	14.1%	10.2%
Colombia	0.7%	1.3%
Czech Republic	1.1%	0.3%
Egypt	0.0%	0.4%
Hong Kong	3.0%	4.6%
Hungary	0.0%	0.3%
India	5.6%	6.8%
Indonesia	2.8%	2.8%
Israel	1.0%	0.0%
Malaysia	1.2%	3.7%
Mexico	4.6%	5.1%
Morocco	0.0%	0.1%
Netherlands	1.1%	0.0%
Peru	0.0%	0.1%
Philippines	0.0%	0.9%
Poland	1.0%	1.4%
Portugal	1.5%	0.0%
Russia	7.3%	5.6%
South Africa	6.9%	7.6%
South Korea	17.1%	15.2%
Taiwan	6.3%	10.3%
Thailand	2.7%	2.2%
Turkey	3.3%	1.9%
United Kingdom	2.6%	0.0%
United States	4.2%	0.9%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2012

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value
Common Stocks - 96.4%
Consumer Discretionary - 16.8%
Anta Sports Products, Ltd. (China)	789,049	$669,628
Belle International Holdings, Ltd. (Hong Kong)	455,000	843,764
Corp. GEO, S.A.B. de C.V., Series B (Mexico)*	51,612	61,963
Ctrip.com International, Ltd., ADR (China)*	31,227	624,852
Desarrolladora Homex, S.A.B. de C.V., ADR (Mexico)*	31,258	414,168
Dongfeng Motor Group Co., Ltd., Class H (China)	729,000	901,627
Gafisa, S.A., ADR (Brazil)*	41,778	153,325
Genting Bhd (Malaysia)	378,749	1,097,514
Hyundai Department Store Co., Ltd. (South Korea)	4,382	543,708
Hyundai Motor Co. (South Korea)	16,338	3,357,765
Mando Corp. (South Korea)	5,501	724,571
MRV Engenharia e Participacoes, S.A. (Brazil)	114,534	580,833
Naspers, Ltd., N Shares (South Africa)	48,330	3,138,341
Parkson Retail Group, Ltd. (China)	1,107,100	934,922
Woongjin Coway Co., Ltd. (South Korea)	34,510	1,256,232
Total Consumer Discretionary		15,303,213
Consumer Staples - 5.9%
Anadolu Efes Biracilik Ve Malt Sanayii A.S. (Turkey)	25,430	381,963
E-Mart Co., Ltd. (South Korea)	6,772	1,467,846
Jeronimo Martins SGPS, S.A. (Portugal)	78,721	1,378,088
Natura Cosmeticos S.A. (Brazil)	31,622	843,077
SABMiller PLC (United Kingdom)	29,559	1,259,809
Total Consumer Staples		5,330,783
Energy - 10.5%
Adaro Energy Tbk PT (Indonesia)	6,519,104	924,545
China Shenhua Energy Co., Ltd., Class H (China)	519,500	2,201,224
CNOOC, Ltd., ADR (Hong Kong)	4,433	911,203
Eurasia Drilling Co., Ltd., GDR (Cayman Islands)	23,800	823,480
Gazprom OAO, Sponsored ADR (Russia)	138,475	1,271,892
Pacific Rubiales Energy Corp. (Canada)	15,804	371,701
Petroleo Brasileiro, S.A., ADR (Brazil)	37,794	801,611
Shougang Fushan Resources Group, Ltd. (Hong Kong)	1,322,000	459,976
Tambang Batubara Bukit Asam Tbk PT (Indonesia)	372,000	616,950
TMK OAO, GDR (Russia)	34,200	507,877

	Shares	Value
Yanzhou Coal Mining Co., Ltd., Class H (China)	441,140	$657,574
Total Energy		9,548,033
Financials - 25.1%
African Bank Investments, Ltd. (South Africa)	117,456	397,429
Banco Bradesco, S.A., ADR (Brazil)	78,772	1,233,569
Banco Santander Brasil, S.A., ADR (Brazil)	111,922	761,070
Banco Santander Chile, ADR (Chile)	12,206	331,872
Bancolombia, S.A., Sponsored ADR (Colombia)	10,844	694,233
Bangkok Bank PCL (Thailand)	169,200	994,505
Bangkok Bank PCL, Receipt (Thailand)	29,200	167,897
Bank Mandiri Tbk PT (Indonesia)	1,184,461	1,011,862
Bank Pekao S.A. (Poland)	19,102	917,583
CETIP, S.A. - Mercados Organizados (Brazil)	88,273	1,017,005
China Construction Bank Corp., Class H (China)	1,407,000	1,054,780
China Life Insurance Co., Ltd., Class H (China)	225,000	661,615
Dongbu Insurance Co., Ltd. (South Korea)	19,156	868,031
Grupo Financiero Banorte, S.A.B. de C.V. (Mexico)	179,030	995,371
Haci Omer Sabanci Holding A.S. (Turkey)	251,363	1,327,386
Housing Development Finance Corp. (India)	34,451	486,344
Industrial & Commercial Bank of China, Ltd., Class H (China)	1,962,040	1,292,002
Itau Unibanco Holding, S.A., ADR (Brazil)	58,206	848,643
Kasikornbank PCL (Thailand)	224,800	1,314,572
KB Financial Group, Inc., ADR (South Korea)	12,394	422,016
Komercni Banka A.S. (Czech Republic)	5,007	1,024,587
Power Finance Corp., Ltd. (India)*	100,441	344,528
Sberbank of Russia (Russia)	589,637	1,733,421
Sberbank of Russia, Sponsored ADR (Russia)	7,000	82,778
Shinhan Financial Group Co., Ltd. (South Korea)	17,026	584,374
State Bank of India, Sponsored GDR (India)	12,014	992,705
Turkiye Garanti Bankasi A.S. (Turkey)	264,212	1,262,395
Total Financials		22,822,573
Health Care - 2.8%
Aspen Pharmacare Holdings, Ltd. (South Africa)	39,439	719,751
Diagnosticos da America S.A. (Brazil)	118,777	789,488
Mindray Medical International, Ltd., ADR (China)	31,277	1,063,731
Total Health Care		2,572,970

The accompanying notes are an integral part of these financial statements.

Trilogy Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 3.5%
All America Latina Logistica, S.A. (Brazil)	213,643	$971,941
Bidvest Group, Ltd. (South Africa)	35,194	840,042
Globaltrans Investment PLC, GDR (Cayman Islands)	800	14,800
Samsung Heavy Industries Co., Ltd. (South Korea)	33,950	1,036,105
Tata Motors, Ltd., Sponsored ADR (India)	12,428	300,136
Total Industrials		3,163,024
Information Technology - 17.5%
Baidu, Inc., Sponsored ADR (China)*	21,961	2,341,482
Hon Hai Precision Industry Co., Ltd. (Taiwan)	368,140	1,116,213
Infosys, Ltd., Sponsored ADR (India)	27,328	1,186,582
MediaTek, Inc. (Taiwan)	48,000	532,458
NHN Corp. (South Korea)	4,625	1,069,810
Samsung Electronics Co., Ltd. (South Korea)	3,008	3,609,713
Synnex Technology International Corp. (Taiwan)	455,366	962,554
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	810,962	2,471,050
Tata Consultancy Services, Ltd. (India)	40,434	987,030
Unimicron Technology Corp. (Taiwan)	326,784	333,891
Wistron Corp. (Taiwan)	294,918	282,916
Yandex NV, Class A (Netherlands)*	44,452	1,034,843
Total Information Technology		15,928,542
Materials - 9.6%
Anhui Conch Cement Co., Ltd., Class H (China)	130,648	448,745
BHP Billiton PLC (United Kingdom)	34,085	1,095,161
Grupo Mexico, S.A.B. de C.V., Series B (Mexico)	461,841	1,481,391

	Shares	Value
Huabao International Holdings, Ltd. (Hong Kong)	1,205,000	$599,744
Israel Chemicals, Ltd. (Israel)	74,528	932,392
LG Chem, Ltd. (South Korea)	2,129	597,226
Magnitogorsk Iron & Steel Works, Sponsored GDR (Russia)*	63,692	276,512
Novolipetsk Steel OJSC, GDR (Russia)	38,490	729,216
Uralkali OJSC, GDR (Russia)	30,633	1,204,252
Vale, S.A., Sponsored ADR (Brazil)	74,525	1,365,298
Total Materials		8,729,937
Telecommunication Services - 3.8%
America Movil, S.A.B de C.V., Series L, ADR (Mexico)	50,383	1,274,186
Mobile Telesystems OJSC, Sponsored ADR (Russia)	52,057	892,257
MTN Group, Ltd. (South Africa)	69,142	1,249,359
Total Telecommunication Services		3,415,802
Utilities - 0.9%
GAIL India, Ltd. (India)*	126,235	816,225
Total Common Stocks (cost $88,842,120)		87,631,102
Other Investment Companies - 3.6%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07% (cost $3,325,685)	3,325,685	3,325,685
Total Investments - 100.0% (cost $92,167,805)		90,956,787
Other Assets, less Liabilities - 0.0%		(36,401)
Net Assets - 100.0%		$90,920,386

The accompanying notes are an integral part of these financial statements.

Trilogy International Small Cap Fund

Investment Manager’s Comments

The Year In Review

For the twelve-month period ended October 31, 2012, the Trilogy International Small Cap Fund (Institutional Class shares) (the “Fund”) returned 11.39%, ahead of the MSCI All Country World ex-United States Small Cap Index (MSCI ACWIxUS SC), which returned 4.63%.

The MSCI EAFE Index posted positive returns in the final month of 2011, in contrast to the earlier losses that made for a frustrating year for equity investors. Emerging Market equities were particularly weak for the year while many European and Asian markets also posted steep declines. In contrast, the U.S. equity market managed to decouple from much of the trouble overseas and post marginally positive returns for 2011. International equity markets continued to perform well in the first quarter of 2012 as developed markets, and to an even greater extent emerging markets, posted robust total returns in most major currencies. Numerous factors contributed to the gains, including generally positive economic data, supportive central banks, and widespread relief that Europe’s debt crisis was not spiraling out of control. Changing direction in the second quarter, international equity markets gave back most of the gains they had posted during the first quarter in response to a flare up of Europe’s ongoing debt crisis and a steady flow of disappointing economic reports. Additionally, government bond yields in many nations fell to multi-decade lows during the quarter, even as bond yields in key peripheral European nations like Spain and Italy surged to punishingly high levels. Finally, international equity markets staged a recovery in the third quarter of 2012 despite a continued flow of weak economic reports. Worries about a slowdown in global growth have been offset by supportive policy measures, and that might as well be a summary of the entire year as well. A year marked by sluggish global growth and ongoing concerns about Europe’s debt crisis has so far seen decent global stock market returns. Apparently, market participants have been willing to look through the relatively disappointing global economic data and focus on the positive implications for future growth associated with receding inflation pressures and supportive central bank policies.

After starting the year on a relatively strong note, global economic growth has disappointed in recent months. J.P. Morgan’s global GDP tracking exercise puts third quarter 2012 global real GDP growth at an expansion-low of 1.7%, which marks a substantial deceleration from estimated global growth of 3% in the first quarter of this year. Evidence of weaker business spending in China and Japan has been the key source of recent downward revisions to the global outlook, which had already factored in ongoing recession in Europe and lackluster growth in the U.S. and many emerging market nations.

During the period, Portfolio holdings in the industrials, financials, information technology, consumer staples, health care, and energy sectors added the most relative value. Overweight allocations to the consumer staples and health care sectors and an underweight allocation to the materials sector also helped performance. The only sector to detract from performance was consumer discretionary. Geographically, stock selection in Japan, the United Kingdom, Emerging Markets, particularly Malaysia, and continental Europe contributed positively to performance. The Fund’s holdings in Asia ex. Japan detracted from relative performance.

The key question is whether rather aggressive counter-measures from economic policymakers will be able to generate a reacceleration of global growth in 2013, especially as key uncertainties remain regarding the “fiscal cliff” in the U.S., Europe’s ongoing sovereign debt crisis, and the uncertain depth and duration of China’s slowdown. The ISI research group has counted 269 announcements around the world over the past year of economic stimulus measures, which gives some indication of why equity market participants may be looking through current weakness to economic recovery in 2013. Beyond the impressive quantity of stimulus announcements was the game-changing quality of measures from key players like the European Central Bank (ECB) and the Federal Reserve (the Fed). This includes Mario Draghi’s “whatever it takes to save the euro” rhetoric as well as the Fed’s decision to expand its balance sheet more aggressively until the labor market improves “substantially.” It now looks possible that the Bank of Japan will soon move to a 2% inflation target supported by more aggressive quantitative easing, which would be a marked departure from more cautious policies that Japan has pursued for decades.

We are of the view that the combined effect of such measures will achieve more traction than is generally anticipated, especially with respect to restoring some measure of growth to the Euro Area. We find it remarkable, for example, that the Bloomberg Euro Area Financial Conditions Index has improved by five standard deviations over the past year, which has fully reversed the sharp deterioration of that index seen in 2011. In contrast, according to Bloomberg’s survey of 46 economists, consensus expectations for Euro Area economic growth for 2013 have been steadily revised downward this year despite the major improvement in financial conditions. A similar observation can be made about U.S. growth expectations, since Bloomberg’s U.S. Financial Conditions Index has improved by 2.4 standard deviations over the past year while expectations for U.S. economic growth for 2013 have been steadily revised downward. Our research suggests that financial conditions indexes are reasonably good leading indicators of economic activity with a lead time of around six months, so we would not be surprised to see better-than-expected growth materialize in coming quarters in response to the marked improvement in financial conditions seen in both Europe and the U.S. If we are correct, this should be constructive for global equity markets in general and for cyclical sectors within equity markets, which generally are trading at a significant discount to defensive sectors in both developed and emerging markets.

With respect to the Portfolio’s structure, trading activity during the year resulted in increased exposure to the financials, industrials, materials, and telecommunication services sectors with corresponding decreases to the energy, health care, information technology, and utilities sectors. From a regional perspective, exposure to the United Kingdom and Japan increased during the period while exposure to Emerging Markets and Europe decreased. At the close of the period, the Portfolio had overweight positions in the consumer staples, industrials, energy, and health care sectors. Geographically, the Portfolio currently has exposures of 26% in continental Europe, 32% in Emerging Markets, 23% in the United Kingdom, 15% in Japan, 2% in Asia ex-Japan, and 2% in Canada.

Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

This commentary reflects the viewpoints of the portfolio manager, Trilogy Global Advisors, as of October 31, 2012 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

The Trilogy Emerging International Small Cap Fund’s cumulative return is based on the daily change in the net asset value (NAV) and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Trilogy

International Small Cap Fund’s Institutional Class on March 1, 2011, to a $10,000 investment made in the MSCI AC World Index ex-U.S Small Cap for the same time period. The graph and table do not reflect the deductions of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

Trilogy International Small Cap Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Trilogy International Small Cap Fund and the MSCI AC World Index ex-U.S. Small Cap for the same time periods ended October 31, 2012.

	Average Annual Total Returns[1]

	One Year	Since Inception	Inception date
Trilogy International Small Cap Equity Fund [2,3,4,5]
Investor Class	11.13%	(4.00)%	07/15/11
Service Class	11.23%	(4.47)%	03/01/11
Institutional Class	11.39%	(4.39)%	03/01/11
MSCI All Country World Index ex-U.S. Small Cap [6,7]	4.63%	(5.32)%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2012. All returns are in U.S. dollars ($).

[2]    The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital, and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[3]     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. dollar security when converted back to U.S. dollars.

4           A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for 60 days or less.

[5]    The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]          The MSCI AC World Index ex-U.S. Small Cap covers all investable small-cap securities with a market capitalization below that of the companies in the MSCI Standard Indices (excluding USA), and target approximately 14% of each market’s free-float adjusted market capitalization. Unlike the Fund, the MSCI AC World Index ex-U.S. Small Cap is unmanaged, is not available for investment, and does not incur expenses.

[7]    All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured nor bank guaranteed. May lose value.

Trilogy International Small Cap Fund

Fund Snapshots

October 31, 2012

Portfolio Breakdown (unaudited)

Industry	Trilogy International Small Cap Fund**	MSCI AC World Index ex-U.S. Small Cap
Industrials	22.0%	18.6%
Financials	18.3%	19.5%
Consumer Discretionary	14.6%	17.7%
Information Technology	10.7%	9.0%
Consumer Staples	9.1%	6.7%
Energy	9.0%	6.8%
Health Care	7.0%	5.3%
Materials	4.9%	12.9%
Telecommunication Services	1.8%	1.1%
Utilities	0.0%	2.4%
Other Assets and Liabilities	2.6%	0.0%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	%of Net Assets
Ashtead Group PLC*	3.7%
PureCircle, Ltd.*	3.5
International Personal Finance PLC	2.5
Makita Corp.	2.5
Medusa Mining, Ltd.	2.3
IMMOFINANZ AG	2.3
Close Brothers Group PLC	2.2
Admiral Group PLC	2.2
SAF-Holland, S.A.*	2.1
Sawai Pharmaceutical Co., Ltd.	2.1

Top Ten as a Group	25.4%

*	Top Ten Holding at April 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Trilogy International Small Cap Fund

Fund Snapshots

October 31, 2012 (continued)

Summary of Investments by Country (unaudited)

Country	Trilogy International Small Cap Fund*	MSCI AC World Index ex-U.S. Small Cap
Australia	2.4%	6.3%
Austria	2.3%	0.6%
Belgium	0.0%	0.9%
Bermuda	7.0%	2.5%
Brazil	4.3%	1.5%
Canada	1.8%	10.5%
Cayman Islands	1.8%	2.4%
Chile	0.0%	0.4%
China	4.1%	0.7%
Cyprus	0.0%	0.1%
Denmark	0.0%	1.2%
Egypt	0.0%	0.2%
Finland	1.9%	1.1%
France	0.0%	2.5%
Germany	11.1%	3.8%
Gibraltar	0.0%	0.1%
Greece	0.0%	0.6%
Hong Kong	4.9%	1.0%
India	0.0%	1.7%
Indonesia	0.0%	0.9%
Ireland	0.0%	0.9%
Israel	0.0%	0.7%
Italy	1.2%	1.9%
Japan	14.6%	18.0%
Jersey, Channel Islands	0.0%	0.8%
Luxembourg	0.0%	0.4%
Malaysia	0.0%	1.2%

Country	Trilogy International Small Cap Fund*	MSCI AC World Index ex-U.S. Small Cap
Mexico	1.0%	0.6%
Netherlands	0.0%	1.2%
New Guinea	1.6%	0.0%
New Zealand	0.0%	0.6%
Norway	5.5%	1.4%
Peru	0.0%	0.1%
Philippines	0.0%	0.4%
Poland	0.0%	0.3%
Portugal	0.0%	0.2%
Russia	0.0%	0.1%
Singapore	0.0%	1.9%
South Africa	0.0%	1.8%
South Korea	4.4%	3.8%
Spain	0.0%	1.0%
Supranational & Other	0.0%	0.3%
Sweden	1.9%	2.0%
Switzerland	0.0%	2.5%
Taiwan	2.5%	4.0%
Thailand	1.0%	0.9%
Turkey	0.0%	0.6%
United Arab Emirates	1.7%	0.0%
United Kingdom	21.2%	13.4%
United States	1.8%	0.0%

	100.0%	100.0%

*	As a percentage of total market value on October 31, 2012

Trilogy International Small Cap Fund

Schedule of Portfolio Investments

October 31, 2012

	Shares	Value
Common Stocks - 97.4%
Consumer Discretionary - 14.6%
Cia Hering (Brazil)	11,711	$269,041
Daiichikosho Co., Ltd. (Japan)	9,072	224,455
Debenhams PLC (United Kingdom)	90,345	174,910
Desarrolladora Homex, S.A.B. de C.V., ADR (Mexico)*	12,500	165,625
Hyundai Department Store Co., Ltd. (South Korea)	1,246	154,601
Mando Corp. (South Korea)	1,644	216,541
MRV Engenharia e Participacoes, S.A. (Brazil)	18,246	92,530
Piaggio & C S.p.A. (Italy)	82,700	203,950
SAF-Holland, S.A. (Germany)*	53,192	346,034
Stanley Electric Co., Ltd. (Japan)	24,002	330,307
Start Today Co., Ltd. (Japan)	21,386	234,342
Total Consumer Discretionary		2,412,336
Consumer Staples - 9.1%
Asian Bamboo AG (Germany)	14,537	111,635
Asian Citrus Holdings, Ltd. (Hong Kong)	568,400	327,921
FamilyMart Co., Ltd. (Japan)	4,900	237,459
New Britain Palm Oil, Ltd. (New Guinea)	27,108	257,007
PureCircle, Ltd. (Bermuda)*	148,485	573,889
Total Consumer Staples		1,507,911
Energy - 9.0%
Awilco LNG AS (Norway)*	24,000	90,942
Electromagnetic GeoServices AS (Norway)*	149,424	325,479
Eurasia Drilling Co., Ltd., GDR (Cayman Islands)	8,600	297,560
Fred Olsen Energy ASA (Norway)	3,450	161,557
Golar LNG, Ltd. (Bermuda)	4,400	171,732
Polarcus, Ltd. (Arab Emirates)*	268,865	278,651
Premier Oil PLC (United Kingdom)*	27,535	156,124
Total Energy		1,482,045
Financials - 18.3%
Admiral Group PLC (United Kingdom)	20,409	365,723
Close Brothers Group PLC (United Kingdom)	26,734	365,819
Credit Saison Co., Ltd. (Japan)	13,700	301,045
Dongbu Insurance Co., Ltd. (South Korea)	3,650	165,395
First Pacific Co., Ltd. (Hong Kong)	256,000	284,616
GP Investments, Ltd., BDR (Bermuda)*	73,597	169,947
IMMOFINANZ AG (Austria)	98,521	380,838
International Personal Finance PLC (United
Kingdom)	73,083	410,530
Lancashire Holdings, Ltd. (Bermuda)	17,405	242,713
Provident Financial PLC (United Kingdom)	7,900	175,103
Thanachart Capital PCL (Thailand)	140,300	168,612
Total Financials		3,030,341

	Shares	Value
Health Care - 7.0%
Hikma Pharmaceuticals PLC (United Kingdom)	23,941	$285,937
Mindray Medical International, Ltd., ADR (China)	8,700	295,887
Sawai Pharmaceutical Co., Ltd. (Japan)	3,087	341,010
WuXi PharmaTech Cayman, Inc., ADR (China)*	16,366	232,234
Total Health Care		1,155,068
Industrials - 22.0%
All America Latina Logistica, S.A. (Brazil)	38,685	175,992
Ashtead Group PLC (United Kingdom)	102,314	618,112
Deutz AG (Germany)*	35,578	156,062
Hitachi Transport System, Ltd. (Japan)	21,667	325,241
Hiwin Technologies Corp. (Taiwan)	21,605	138,754
Homeserve PLC (United Kingdom)	87,300	311,361
Intrum Justitia AB (Sweden)	21,279	307,891
KUKA AG (Germany)*	10,953	328,794
Makita Corp. (Japan)	10,300	407,785
Ramirent OYJ (Finland)	41,820	312,972
Rational AG (Germany)	1,060	268,327
Wacker Neuson SE (Germany)	20,965	285,763
Total Industrials		3,637,054
Information Technology - 10.7%
Daum Communications Corp. (South Korea)	2,082	178,777
Dialight PLC (United Kingdom)	10,732	192,759
Digital China Holdings, Ltd. (Hong Kong)	116,000	194,451
NCC Group PLC (United Kingdom)	8,416	122,233
Opera Software ASA (Norway)	58,212	320,393
Simplo Technology Co., Ltd. (Taiwan)	27,489	135,578
Synnex Technology International Corp. (Taiwan)	60,918	128,769
Totvs, S.A. (Brazil)	8,559	174,041
Wirecard AG (Germany)	13,834	316,834
Total Information Technology		1,763,835
Materials - 4.9%
Medusa Mining, Ltd. (Australia)	60,935	388,145
Taseko Mines, Ltd. (Canada)*	107,116	292,793
Tiangong International Co., Ltd. (China)	581,655	139,735
Total Materials		820,673

The accompanying notes are an integral part of these financial statements.

Trilogy International Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 1.8%
Inmarsat PLC (United Kingdom)	32,138	$294,429
Total Common Stocks (cost $15,627,591)		16,103,692

	Shares	Value
Other Investment Companies - 1.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.07% (cost $298,641)	298,641	$298,641
Total Investments - 99.2% (cost $15,926,232)		16,402,333
Other Assets, less Liabilities - 0.8%		131,708
Net Assets - 100.0%		$16,534,041

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2012, the approximate cost of investments for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Trilogy Global Equity Fund	$71,354,094	$4,755,639	$(3,359,718)	$1,395,921
Trilogy Emerging Markets Equity Fund	92,316,569	6,295,283	(7,655,065)	(1,359,782)
Trilogy International Small Cap Fund	16,236,675	1,697,530	(1,531,872)	165,658

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2012, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following tables summarize the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of October 31, 2012. (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Global Equity Fund
Investments in Securities
Common Stocks
Information Technology	$11,044,084	$2,713,366	—	$13,757,450
Financials	5,124,319	8,421,789	—	13,546,108
Consumer Discretionary	5,086,124	5,834,189	—	10,920,313
Energy	5,126,162	2,155,111	—	7,281,273
Industrials	2,310,554	4,538,981	—	6,849,535
Consumer Staples	1,761,675	4,312,795	—	6,074,470
Health Care	2,047,913	1,927,263	—	3,975,176
Materials	1,527,980	1,900,605	—	3,428,585
Utilities	1,286,933	—	—	1,286,933
Telecommunication Services	—	577,360	—	577,360
Exchange Traded Notes	425,860	—	—	425,860
Warrants	299,364	490,257	—	789,621
Other Investment Companies	3,837,331	—	—	3,837,331

Total Investments in Securities	$39,878,299	$32,871,716	—	$72,750,015

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy Emerging Markets Equity Fund
Investments in Securities
Common Stocks
Financials	$6,303,779	$16,518,794	—	$22,822,573
Information Technology	4,562,907	11,365,635	—	15,928,542
Consumer Discretionary	3,091,373	12,211,840	—	15,303,213
Energy	2,907,995	6,640,038	—	9,548,033
Materials	2,846,689	5,883,248	—	8,729,937
Consumer Staples	843,077	4,487,706	—	5,330,783
Telecommunication Services	2,166,443	1,249,359	—	3,415,802
Industrials	1,286,877	1,876,147	—	3,163,024
Health Care	1,853,219	719,751	—	2,572,970
Utilities	—	816,225	—	816,225
Other Investment Companies	3,325,685	—	—	3,325,685

Total Investments in Securities	$29,188,044	$61,768,743	—	$90,956,787

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Trilogy International Small Cap Fund
Investments in Securities
Common Stocks
Industrials	$175,992	$3,461,062	—	$3,637,054
Financials	169,947	2,860,394	—	3,030,341
Consumer Discretionary	527,196	1,885,140	—	2,412,336
Information Technology	489,033	1,274,802	—	1,763,835
Consumer Staples	1,158,817	349,094	—	1,507,911
Energy	469,292	1,012,753	—	1,482,045
Health Care	528,121	626,947	—	1,155,068
Materials	292,793	527,880	—	820,673
Telecommunication Services	—	294,429	—	294,429
Other Investment Companies	298,641	—	—	298,641

Total Investments in Securities	$4,109,832	$12,292,501	—	$16,402,333

As of October 31, 2012, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

BDR:	Brazilian Depositary Receipt
ETN:	Exchange Traded Notes

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2012

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
Assets:
Investments at value*	$72,750,015	$90,956,787	$16,402,333
Foreign currency**	45,938	802,445	65,029
Receivable for investments sold	152,872	488,918	158,740
Receivable for Fund shares sold	36,501	47,357	4,118
Dividends, interest and other receivables	113,214	65,221	46,472
Receivable from affiliate	4,835	—	2,280
Prepaid expenses	300	716	265
Total assets	73,103,675	92,361,444	16,679,237
Liabilities:
Payable for investments purchased	231,533	1,221,507	81,312
Payable for Fund shares repurchased	163,048	32,726	1,777
Accrued expenses:
Investment management and advisory fees	28,177	54,038	14,080
Shareholder servicing fees - Service Class	—	329	—
Distribution fees - Investor Class	3	2	27
Professional fees	31,208	55,294	24,925
Custodian	26,132	28,356	10,934
Trustees fees and expenses	867	1,429	221
Other	27,521	47,377	11,920
Total liabilities	508,489	1,441,058	145,196
Net Assets	$72,595,186	$90,920,386	$16,534,041
Net Assets Represent:
Paid-in capital	$71,440,920	$92,162,790	$17,335,853
Undistributed net investment income	404,597	543,463	98,109
Accumulated net realized loss from investments and foreign currency transactions	(945,668)	(578,931)	(1,376,484)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	1,695,337	(1,206,936)	476,563
Net Assets	$72,595,186	$90,920,386	$16,534,041
Investor Class Shares:
Net Assets	$13,021	$9,171	$157,290
Shares outstanding	1,334	1,070	17,051
Net asset value, offering and redemption price per share	$9.76	$8.57	$9.22
Service Class Shares:
Net Assets	$59,584,375	$15,709,904	$3,824,527
Shares outstanding	6,083,998	1,831,128	414,694
Net asset value, offering and redemption price per share	$9.79	$8.58	$9.22
Institutional Class Shares:
Net Assets	$12,997,790	$75,201,311	$12,552,224
Shares outstanding	1,328,567	8,756,144	1,359,209
Net asset value, offering and redemption price per share	$9.78	$8.59	$9.23
* Investments at cost	$71,053,855	$92,167,805	$15,926,232
**Foreign currency at cost	$45,616	$797,467	$63,751

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2012

	Trilogy Global Equity Fund	Trilogy Emerging Markets Equity Fund	Trilogy International Small Cap Fund
Investment Income:
Dividend income	$1,215,757	$2,017,212	$350,038
Interest income	131	27	—
Foreign withholding tax	(74,675)	(188,156)	(20,021)
Total investment income	1,141,213	1,829,083	330,017
Expenses:
Investment management and advisory fees	276,538	561,696	148,061
Shareholder servicing fees - Service Class	92,967	21,471	5,367
Distribution fees - Investor Class	21	15	165
Transfer agent	47,521	19,354	4,521
Registration fees	47,092	44,909	55,577
Custodian	43,862	93,623	20,369
Professional fees	38,781	67,873	27,761
Trustees fees and expenses	4,923	5,714	1,199
Miscellaneous	28,530	31,245	8,960
Total expenses before repayments and offsets	580,235	845,900	271,980
Expense repayments	40,345	34,431	—
Expense reimbursements	(1,236)	(2,336)	(103,452)
Expense reductions	(10,513)	(2,877)	(5)
Net expenses	608,831	875,118	168,523
Net investment income	532,382	953,965	161,494
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(243,181)	(505,169)	(1,138,414)
Net realized loss on foreign currency transactions	(94,259)	(352,455)	(44,194)
Net change in unrealized appreciation of investments	4,050,228	226,966	2,584,555
Net change in unrealized appreciation (depreciation) on foreign currency translations	(809)	6,365	1,470
Net realized and unrealized gain (loss)	3,711,979	(624,293)	1,403,417
Net increase in net assets resulting from operations	$4,244,361	$329,672	$1,564,911

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31, 2012 and the fiscal period ended October 31, 2011

	Trilogy Global Equity Fund		Trilogy Emerging Markets Equity Fund		Trilogy International Small Cap Fund
	2012	2011*	2012	2011*	2012	2011*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$532,382	$122,623	$953,965	$106,953	$161,494	$115,875
Net realized loss on investments	(337,440)	(734,525)	(857,624)	(146,434)	(1,182,608)	(316,561)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	4,049,419	(2,354,082)	233,331	(1,440,267)	2,586,025	(2,109,462)
Net increase (decrease) in net assets resulting from operations	4,244,361	(2,965,984)	329,672	(1,479,748)	1,564,911	(2,310,148)
Distributions to Shareholders:
From net investment income:
Investor Class shares	—	—	—	—	(32)	—
Service Class shares	(77,566)	—	(55)	—	(361)	—
Institutional Class shares	(46,545)	—	(92,273)	—	(56,182)	—
Total distributions to shareholders	(124,111)	—	(92,328)	—	(56,575)	—
Capital Share Transactions:[1]
Proceeds from sale of shares	42,100,947	38,816,948	84,105,129	12,807,724	4,429,242	13,839,832
Reinvestment of dividends and distributions	124,032	—	92,004	—	55,054	—
Cost of shares repurchased	(8,477,272)	(1,123,735)	(4,842,017)	(50)	(988,225)	(50)
Net increase from capital share transactions	33,747,707	37,693,213	79,355,116	12,807,674	3,496,071	13,839,782

Total increase in net assets	37,867,957	34,727,229	79,592,460	11,327,926	5,004,407	11,529,634
Net Assets:
Beginning of period	34,727,229	—	11,327,926	—	11,529,634	—
End of period	$72,595,186	$34,727,229	$90,920,386	$11,327,926	$16,534,041	$11,529,634
End of period undistributed net investment income	$404,597	$90,585	$543,463	$34,281	$98,109	$37,384

Share Transactions:[1]
Sale of shares	4,444,232	3,974,667	9,855,289	1,313,932	512,184	1,384,084
Reinvested shares from dividends and distributions	14,153	—	11,573	—	7,067	—
Shares repurchased	(893,787)	(125,366)	(592,447)	(5)	(112,376)	(5)
Net increase in shares	3,564,598	3,849,301	9,274,415	1,313,927	406,875	1,384,079

*	Fund commenced operations on March 1, 2011.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Investor Class*		For the fiscal period ended October 31, 2012
Net Asset Value, Beginning of Period		$10.02
Income from Investment Operations:
Net investment income[1]		0.07
Net realized and unrealized loss on investments[1]		(0.33)
Total from investment operations		(0.26)
Net Asset Value, End of Period		$9.76
Total Return[2]		(2.59)%[4]
Ratio of net expenses to average net assets		1.05%[5]
Ratio of net investment income to average net assets[2]		1.04%[5]
Portfolio turnover		78%
Net assets at end of period (000’s omitted)		$13

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets		1.07%[5]
Ratio of net investment income to average net assets		1.02%[5]

Service Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$9.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.08	0.02
Net realized and unrealized gain (loss) on investments[1]	0.72	(1.00)
Total from investment operations	0.80	(0.98)
Less Distributions to Shareholders from:
Net investment income	(0.03)	—
Net Asset Value, End of Period	$9.79	$9.02
Total Return[2]	8.91%	(9.80)%[4]
Ratio of net expenses to average net assets	1.02%	1.21%[5]
Ratio of net investment income to average net assets[2]	0.85%	0.29%[5]
Portfolio turnover	78%	40%[4]
Net assets at end of period (000’s omitted)	$59,584	$23,215

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.04%	1.46%[5]
Ratio of net investment income to average net assets	0.83%	0.04%[5]

Trilogy Global Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Institutional Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$9.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.08
Net realized and unrealized gain (loss) on investments[1]	0.70	(1.05)
Total from investment operations	0.79	(0.97)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—
Net Asset Value, End of Period	$9.78	$9.03
Total Return[2]	8.76%	(9.70)%[4]
Ratio of net expenses to average net assets	0.85%	1.00%[5]
Ratio of net investment income to average net assets[2]	0.92%	1.26%[5]
Portfolio turnover	78%	40%[4]
Net assets at end of period (000’s omitted)	$12,998	$11,512

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	0.87%	1.25%[5]
Ratio of net investment income to average net assets	0.90%	1.01%[5]

Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Investor Class*		For the fiscal period ended October 31, 2012
Net Asset Value, Beginning of Period		$9.35
Income from Investment Operations:
Net investment income[1]		0.08
Net realized and unrealized loss on investments[1]		(0.86)
Total from investment operations		(0.78)
Net Asset Value, End of Period		$8.57
Total Return[2]		(8.34)%[4,7]
Ratio of net expenses to average net assets		1.30%[5]
Ratio of net investment income to average net assets[2]		1.37%[5]
Portfolio turnover		32%
Net assets at end of period (000’s omitted)		$9

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets		1.31%[5]
Ratio of net investment income to average net assets		1.36%[5]

Service Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.11	0.09
Net realized and unrealized loss on investments[1]	(0.14)	(1.47)
Total from investment operations	(0.03)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.01)	—
Net Asset Value, End of Period	$8.58	$8.62
Total Return[2]	(0.33)%	(13.80)%[4]
Ratio of net expenses to average net assets	1.25%	1.09%[5]
Ratio of net investment income to average net assets[2]	1.29%	1.50%[5]
Portfolio turnover	32%	20%[4]
Net assets at end of period (000’s omitted)	$15,710	$44

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.26%	2.76%[5]
Ratio of net investment income (loss) to average net assets	1.28%	(0.17)%[5]

Trilogy Emerging Markets Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Institutional Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$8.62	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.10
Net realized and unrealized loss on investments[1]	(0.12)	(1.48)
Total from investment operations	(0.02)	(1.38)
Less Distributions to Shareholders from:
Net investment income	(0.01)	—
Net Asset Value, End of Period	$8.59	$8.62
Total Return[2]	(0.20)%	(13.80)%[4]
Ratio of net expenses to average net assets	1.05%	1.09%[5]
Ratio of net investment income to average net assets[2]	1.18%	1.58%[5]
Portfolio turnover	32%	20%[4]
Net assets at end of period (000’s omitted)	$75,201	$11,284

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.06%	2.76%[5]
Ratio of net investment income (loss) to average net assets	1.17%	(0.09)%[5]

Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Investor Class#	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$8.33	$9.76
Income from Investment Operations:
Net investment income[1]	0.10	0.00 [6]
Net realized and unrealized gain (loss) on investments[1]	0.82	(1.43)
Total from investment operations	0.92	(1.43)
Less Distributions to Shareholders from:
Net investment income	(0.03)	—
Net Asset Value, End of Period	$9.22	$8.33
Total Return[2]	11.13%	(14.65)%[4]
Ratio of net expenses to average net assets	1.35%	1.35%[5]
Ratio of net investment income to average net assets[2]	1.16%	0.74%[5]
Portfolio turnover	56%	52%[4]
Net assets at end of period (000’s omitted)	$157	$9

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.92%	2.58%[5]
Ratio of net investment income (loss) to average net assets	0.59%	(0.49)%[5]

Service Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.03
Net realized and unrealized gain (loss) on investments[1]	0.83	(1.70)
Total from investment operations	0.93	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—
Net Asset Value, End of Period	$9.22	$8.33
Total Return[2]	11.23%	(16.70)%[4]
Ratio of net expenses to average net assets	1.29%	1.14%[5]
Ratio of net investment income to average net assets[2]	1.10%	0.57%[5]
Portfolio turnover	56%	52%[4]
Net assets at end of period (000’s omitted)	$3,825	$78

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.89%	2.33%[5]
Ratio of net investment income (loss) to average net assets	0.50%	(0.62)%[5]

Trilogy International Small Cap Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Institutional Class**	For the fiscal year ended October 31, 2012	For the fiscal period ended October 31, 2011
Net Asset Value, Beginning of Period	$8.33	$10.00
Income from Investment Operations:
Net investment income[1]	0.09	0.09
Net realized and unrealized gain (loss) on investments[1]	0.85	(1.76)
Total from investment operations	0.94	(1.67)
Less Distributions to Shareholders from:
Net investment income	(0.04)	—
Net Asset Value, End of Period	$9.23	$8.33
Total Return[2]	11.39%	(16.70)%[4]
Ratio of net expenses to average net assets	1.10%	1.10%[5]
Ratio of net investment income to average net assets[2]	1.09%	1.37%[5]
Portfolio turnover	56%	52%[4]
Net assets at end of period (000’s omitted)	$12,552	$11,443

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.82%	2.24%[5]
Ratio of net investment income to average net assets	0.37%	0.23%[5]

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commenced operations on March 1, 2012.
**	Commenced operations March 1, 2011.
#	Commenced operations July 15, 2011.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	Not annualized.
[5]	Annualized.
[6]	Rounds to less than $0.01.
[7]	Total return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

October 31, 2012

1.Summary of Significant Accounting Policies

The Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Trilogy Global Equity Fund (“Global Equity”), Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) and Trilogy International Small Cap Fund (“International Small Cap”), each a “Fund” and collectively the “Funds.”

The International Small Cap Fund offers three classes of shares: Investor Class, Service Class and Institutional Class. Effective March 1, 2012, the Global Equity and Emerging Markets Equity Funds offer three classes of shares: Investor Class, Service Class and Institutional Class. Emerging Markets Equity and International Small Cap will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2012, Global Equity, Emerging Markets Equity and International Small Cap had redemption fees amounting to $2, $9,479 and $0, respectively. This amount is netted against the cost of shares repurchased in the Statements of Changes in Net Assets. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value,

pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three

37

Notes to Financial Statements (continued)

level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date except for Korean securities where dividends are recorded on confirmation date. Dividend income on foreign securities is recorded net of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2012, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Global Equity - $10,497 or 0.02% and Emerging Markets Equity - $2,851 or 0.003%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2012, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2012, overdraft fees for Global Equity, Emerging Markets Equity and International Small Cap Equity equaled $0, $0 and $43, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2012, the transfer agent expense for Global Equity, Emerging Markets Equity and International Small Cap Equity was reduced by $16, $26 and $5, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense offsets or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.Dividends and Distributions

Dividends from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

38

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	Global Equity	Emerging Markets Equity	International Small Cap Equity
	2012	2012	2012
Distributions paid from:
Ordinary income	$124,111	$92,328	$56,575
Short-term capital gains	—	—	—
Long-term capital gains	—	—	—

Totals	$124,111	$92,328	$56,575

As of October 31, 2012, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Global Equity	Emerging Markets Equity	International Small Cap Equity
Capital loss carryforward	$645,428	$430,166	$1,169,791
Undistributed ordinary income	404,597	543,341	201,859
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—
Post-October loss deferral	—	—	—

e.Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of October 31, 2012 and all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f.Capital Loss Carryovers and Deferrals

As of October 31, 2012, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires
Global Equity
(Post-Enactment)	$645,428	—	Unlimited

Emerging Markets Equity
(Post-Enactment)	—	$430,166	Unlimited

International Small Cap Equity
(Post-Enactment)	$996,864	$172,927	Unlimited

For the fiscal year ended October 31, 2012, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Trilogy Global Equity Fund	$16,614	—
Trilogy Emerging Markets Equity Fund	67,243	—
Trilogy International Small Cap Fund	—	—

g.Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

39

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2012 and the fiscal period ended October 31, 2011, the capital stock transactions by class for Global Equity, Emerging Markets Equity and International Small Cap Equity were:

	Global Equity				Emerging Markets Equity
	2012		2011		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:*
Proceeds from sale of shares	1,334	$13,250	n/a	n/a	1,070	$10,000	n/a	n/a
Reinvestment of distributions	—	—	n/a	n/a	—	—	n/a	n/a
Cost of shares repurchased	—	—	n/a	n/a	—	—	n/a	n/a

Net increase (decrease)	1,334	$13,250	n/a	n/a	1,070	$10,000	n/a	n/a

Service Class:**
Proceeds from sale of shares	4,394,048	$41,605,223	2,699,454	$26,079,258	2,068,027	$18,115,382	5,128	$50,035
Reinvestment of distributions	8,846	77,487	—	—	—	—	—	—
Cost of shares repurchased	(892,984)	(8,469,500)	(125,366)	(1,123,735)	(242,022)	(2,065,795)	(5)	(50)

Net increase (decrease)	3,509,910	$33,213,210	2,574,088	$24,955,523	1,826,005	$16,049,587	5,123	$49,985

Institutional Class:**
Proceeds from sale of shares	48,850	$482,474	1,275,213	$12,737,690	7,786,196	$65,979,775	1,308,804	$12,757,689
Reinvestment of distributions	5,307	46,545	—	—	11,569	91,976	—	—
Cost of shares repurchased	(803)	(7,772)	—	—	(350,425)	(2,776,222)	—	—

Net increase (decrease)	53,354	$521,247	1,275,213	$12,737,690	7,447,340	$63,295,529	1,308,804	$12,757,689

*	Commenced operations March 1, 2012.
**	Commenced operations March 1, 2011.

	International Small Cap Equity
	2012		2011
	Shares	Amount	Shares	Amount
Investor Class:*
Proceeds from sale of shares	17,387	$156,801	1,024	$10,000
Reinvestment of distributions	4	32	—	—
Cost of shares repurchased	(1,364)	(11,310)	—	—

Net increase (decrease)	16,027	$145,523	1,024	$10,000

Service Class:**
Proceeds from sale of shares	486,863	$4,199,868	9,405	$88,927
Reinvestment of distributions	46	361	—	—
Cost of shares repurchased	(81,615)	(722,569)	(5)	(50)

Net increase (decrease)	405,294	$3,477,660	9,400	$88,877

Institutional Class:**
Proceeds from sale of shares	7,934	$72,573	1,373,655	$13,740,905
Reinvestment of distributions	7,017	54,661	—	—
Cost of shares repurchased	(29,397)	(254,346)	—	—

Net increase (decrease)	(14,446)	($127,112)	1,373,655	$13,740,905

*	Commenced operations July 15, 2011.
**	Commenced operations March 1, 2011.

At October 31, 2012, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Global Equity - one owns 81%; Emerging Markets Equity - two collectively own 76%; International Small Cap - four collectively own 79%. Transactions by these shareholders may have a material impact on the respective Funds.

h. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

Notes to Financial Statements (continued)

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.Foreign Securities Risk

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Portfolio’s investments in emerging market countries are exposed to additional risks. A Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment management agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the period ended October 31, 2012, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Global Equity – 0.45%; Emerging Markets Equity – 0.70%; and International Small Cap – 1.00%.

The Investment Manager has contractually agreed, until at least May 1, 2013, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fees and expenses, and extraordinary items) of Global Equity and International Small Cap to 1.00% and 1.10%, respectively, of each Fund’s average daily net assets.

Effective November 1, 2011, Managers Investment Group LLC has contractually agreed, until at least March 1, 2013, to limit the annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) of the Emerging Markets Equity Funds to 1.05% of average daily net assets of the Fund. Immediately prior to November 1, 2011, Emerging Markets Equity had a contractual expense limitation of 1.10%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the period ended October 31, 2012, each Fund’s components of reimbursement are detailed in the following chart:

	Global Equity	Emerging Markets Equity	International Small Cap
Reimbursement Available - 10/31/11	$39,109	$112,381	$96,756
Additional Reimbursements	1,236	2,336	103,452
Repayments	(40,345)	(34,431)	—
Expired Reimbursements	—	—	—

Reimbursement Available - 10/31/12	$0	$80,286	$200,208

The aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc., (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchases through brokers, dealers, or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including payment of the expenses relating to the distribution of prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to

41

Notes to Financial Statements (continued)

the Distributors up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor, Service and Institutional Class shares for shareholder servicing may not exceed an annual rate of 0.25%, 0.25% and 0.05%, respectively, of the average daily net asset value of the Fund’s shares of that class owned by its clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period ended October 31, 2012, Global Equity lent varying amounts not exceeding $1,992,705, for 5 days earning interest of $98 and Emerging Markets Equity lent $886,719 for 1 day earning interest of $26. The interest earned is included in the Statement of Operations as interest income. For the fiscal year ended October 31, 2012, the Funds had no loans outstanding.

3.Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2012, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Global Equity	$77,020,938	$46,405,346
Emerging Markets Equity	100,601,103	23,773,182
International Small Cap	11,840,960	8,181,188

The Funds had no purchases or sales of U.S. Government obligations during the period ended October 31, 2012.

4.Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

5.New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the Funds’ financial statements and disclosures.

6.Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information(unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011/2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its period ended October 31, 2012:

Global Equity

•	The total amount of taxes paid and income sourced from foreign countries was $74,675 and $844,362, respectively.

Emerging Markets Equity

•	The total amount of taxes paid and income sourced from foreign countries was $188,156 and $1,827,045, respectively.

International Small Cap Equity

•	The total amount of taxes paid and income sourced from foreign countries was $20,021 and $329,760, respectively.

Pursuant to section 852 of the Internal Revenue Code, Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund hereby designate as a capital gain distribution with respect to the taxable period ended October 31, 2012 $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund (the “Funds”) at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2012

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Bruce B. Bingham, 12/01/48 • Trustee since 2012 • Oversees 38 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/26/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate Willkie Farr & Gallagher LLP (2006-2007).

Annual Renewal of Investment Advisory Agreement or Agreements

On June 21-22, 2012, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of Trilogy Emerging Markets Equity Fund, Trilogy Global Equity Fund and Trilogy International Small Cap Fund (each a “Fund”) and the Subadvisory Agreements with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 21-22, 2012, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain an expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance.

With respect to the Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year period ended March 31, 2012 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2012 was below the median performance for the Peer Group and below the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, noting the Fund’s improved more recent performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of the Fund’s limited performance history.

With respect to the Trilogy Global Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year period ended March 31, 2012 and for the period from the Service Class shares’ inception on March 1, 2011 through March 31, 2012 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI World Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund has outperformed the Fund Benchmark and ranked in the top quartile of the Peer Group for the 1-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of the Fund’s limited performance history.

45

Annual Renewal of Investment Advisory Agreement or Agreements (continued)

With respect to the Trilogy International Small Cap Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year period ended March 31, 2012 and for the period from the Institutional Class shares’ inception on March 1, 2011 through March 31, 2012 was below the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI ACWI ex-USA Small Cap. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance relative to the Fund Benchmark for the 1-year period. The Trustees concluded that the Fund’s performance has been satisfactory in light of the Fund’s limited performance history.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor with respect to each Fund, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain an expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost to the Subadvisor of providing subadvisory services to each Fund and the resulting profitability from the relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

The Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of each Fund by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Trilogy Global Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both

46

Annual Renewal of Investment Advisory Agreement or Agreements (continued)

lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.00%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Trilogy International Small Cap Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2012 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2013, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.10%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 21-22, 2012, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

47

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Trilogy Global Advisors, LP

1114 Avenue of the Americas, 28th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN FUND

YACKTMAN FOCUSED FUND

Yacktman Asset Management L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K FIXED INCOME FUND

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Trilogy Global Equity Fund	17,000	17,000
Trilogy Emerging Markets Fund	17,000	17,000
Trilogy International Small Cap Equity Fund	17,000	17,000
All Funds in the Managers Complex Audited by PwC	994,830	994,830

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2012	Fiscal 2011
Trilogy Global Equity Fund	5,500	5,500
Trilogy Emerging Markets Fund	5,500	5,500
Trilogy International Small Cap Equity Fund	5,500	5,500
	5,500
All Funds in the Managers Complex Audited by PwC	291,770	291,770

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2011	2010	2011	2010	2011	2010
Control Affiliates	$417,385	$424,730	$1,647,710	$747,820	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 7, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 7, 2013